EXHIBIT 10.6

         INTERIM TRUST AGREEMENT, dated as of ___________, 20____, between GATE Holdings, Inc., a Delaware corporation, as depositor (the "Depositor"), and ______________, a national banking association ("[OWNER TRUSTEE]"), as owner trustee (the "Owner Trustee").

         1. The trust created hereby shall be known as "The National Collegiate Student Loan Trust 20_____-___" (the "Trust"), in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts, and sue and be sued.

         2. The Depositor hereby assigns, transfers, conveys and sets over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Owner Trustee hereby declares that it will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitute a statutory trust under Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq. and that this document constitute the governing instrument of the Trust. The Owner Trustee is hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in the form attached hereto.

         3. The Owner Trustee and the Depositor will enter into a Trust Agreement, satisfactory to each such party, to provide for the contemplated operation of the Trust created hereby. Prior to the execution and delivery of such Trust Agreement, the Owner Trustee shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law or as may be necessary to obtain, prior to such execution and delivery, any licenses, consents or approvals required by applicable law or otherwise.

         4. This Interim Trust Agreement may be executed in one or more counterparts, each of which when so executed shall be an original and all of which when taken together shall constitute but one and the same instrument.

         5. This Interim Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws principles).

         6. (a) Except as otherwise expressly required in Section 2 and Section 3 of this Interim Trust Agreement, the Owner Trustee shall not have any duty or liability with respect to the administration of the Trust, the investment of the Trust's property or the payment of dividends or other distributions of income or principal to the Trust's beneficiaries, and no implied obligations shall be inferred from this Interim Trust Agreement on the part of the Owner Trustee. The Owner Trustee shall not be liable for the acts or omissions of the Depositor or any other person who acts on behalf of the Trust nor shall the Owner Trustee be liable for any act or omission by them in good faith in accordance with the directions of the Depositor.

                  (b) The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Interim Trust Agreement. The Owner Trustee shall not be personally liable under any circumstances, except for its own willful misconduct or gross negligence. In particular, but not by way of limitation:

                           (i) The Owner Trustee shall not be personally liable
for any error of judgment made in good faith by any officer or employee of the Owner Trustee;


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                           (ii) No provision of this Interim Trust Agreement
shall require the Owner Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of its rights or duties hereunder, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                           (iii) Under no circumstances shall the Owner Trustee
be personally liable for any representation, warranty, covenant or indebtedness of the Trust;

                           (iv) The Owner Trustee shall not be personally
responsible for or in respect of the genuineness, form or value of the Trust property, the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor;

                           (v) In the event that the Owner Trustee is unsure as
to the course of action to be taken by it hereunder, the Owner Trustee may request instructions from the Depositor and to the extent the Owner Trustee follows such instructions in good faith it shall not be liable to any person. In the event that no instructions are provided within the time requested by the Owner Trustee, it shall have no duty or liability for its failure to take any action or for any action it takes in good faith;

                           (vi) All funds deposited with the Owner Trustee
hereunder may be held in a non-interest bearing trust account and the Owner Trustee shall not be liable for any interest thereon or for any loss as a result of the investment thereof at the direction of the Depositor.

                  (c) The Owner Trustee shall incur no liability to anyone in acting upon any documents believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the Depositor, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (d) In the exercise or administration of the trusts hereunder, the Owner Trustee (i) may act directly or, at the request and the expense of the Depositor, through agents or attorneys, and the Owner Trustee shall not be liable for the default or misconduct of such attorneys or agents if such agents and attorneys shall have been selected by the Owner Trustee in good faith, and
(ii) may, at the request and the expense of the Depositor, consult with counsel, accountants and other experts, and they shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the advice or opinion of any such counsel, accountants or other experts.

                  (e) In accepting and performing the trusts hereby created, the Owner Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Interim Trust Agreement shall look only to the Trust property.



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         7. The Depositor hereby agrees to (i) compensate the Owner Trustee for its services hereunder in an amount separately agreed to by the Depositor and the Owner Trustee, (ii) reimburse the Owner Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts) and (iii) indemnify, defend and hold harmless the Owner Trustee and any of the officers, directors, employees and agents of the Owner Trustee (the "Indemnified Persons") from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including reasonable fees and expenses of its counsel), taxes and penalties of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Person with respect to the performance of this Interim Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated hereby; provided, however, that the Depositor shall not be required to indemnify any Indemnified Person for any Expenses which are a result of the willful misconduct, bad faith or gross negligence of such Indemnified Person. The obligations of the Depositor under this Section 7 shall survive the termination of this Interim Trust Agreement.

         8. The Depositor hereby agrees, whether or not any of the transactions contemplated by this Interim Trust Agreement shall be consummated, to assume liability for, and hereby indemnifies, protects, saves and keeps harmless [OWNER TRUSTEE] and the Owner Trustee, and its officers, directors, successors, assigns, legal representatives, agents and servants (each an "Indemnified Person"), from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by [OWNER TRUSTEE] on or measured by any compensation received by [OWNER TRUSTEE] for its services as Owner Trustee), claims, actions, investigations, proceedings, costs, expenses or disbursements (including, without limitation, reasonable legal fees and expenses, subject to the limitations contained in the preceding paragraphs) of any kind and nature whatsoever which may be imposed on, incurred by or asserted at any time against an Indemnified Person (whether or not also indemnified against by any other person but in all cases subject to the following two paragraphs) in any way relating to or arising out of this Interim Trust Agreement or any of the other agreements to which the Trust is or becomes a party or the enforcement of any of the terms of any thereof or the administration of the Trust property or the action or inaction of the Owner Trustee under this Interim Trust Agreement, except where any such claim for indemnification has arisen as a result of the willful misconduct or gross negligence on the part of the Owner Trustee or [OWNER TRUSTEE] in the performance or nonperformance of its duties under this Interim Trust Agreement .

         9. The obligations of the Depositor under this Interim Trust Agreement shall be in addition to any liability which the Depositor or any other person may otherwise have and shall survive the termination of this Interim Trust Agreement and the resignation or removal of the Owner Trustee

         10. The Owner Trustee may resign upon thirty days prior notice to the Depositor. If no successor has been appointed within such thirty day period, the Owner Trustee may, at the expense of the Trust, petition a court of competent jurisdiction to appoint a successor trustee.

         11. Upon written instructions from the Depositor, the Owner Trustee shall dissolve and terminate the Trust and file in accordance with 12 Delaware Code ss. 3810 a certificate of




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cancellation. This Interim Trust Agreement shall terminate upon the execution of the Trust Agreement dated as of _______________, 20____ by and among the Depositor, The Education Resources Institute, Inc. and the Owner Trustee.

         12. This Interim Trust Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties.


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         IN WITNESS WHEREOF, the parties hereto have caused this Interim Trust
Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                   GATE HOLDINGS, INC., as Depositor


                                   By:______________________________
                                         Name:
                                         Title:


                                   ______________________, as Owner Trustee


                                   By:______________________________
                                         Name:
                                         Title:


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                                     FORM OF
                              CERTIFICATE OF TRUST
                                       OF
            THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 20_____-_____

         This Certificate of Trust of The National Collegiate Student Loan Trust 20____-____ (the "Trust"), is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C.ss.3801 et seq.) (the "Act").

         1. Name. The name of the statutory trust formed hereby is The National Collegiate Student Loan Trust 20____-____.

         2. Delaware Trustee. The name and business address of the resident trustee of the Trust which has its principal place of business in the State of Delaware is ____________________________, Attention: _____________________.

         3. The Trust reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

         4. Effective Date. This Certificate of Trust shall be effective upon filing.

         5. IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance withss. 3811(a)(1) of the Act.

                                          _________________________, as trustee



                                          By:__________________________________
                                          Name:________________________________
                                          Title:_______________________________